Exhibit 10.20.3

Execution Version
AMENDMENT NO. 2 TO SECURED SELLER NOTE AGREEMENT
This AMENDMENT NO. 2 TO SECURED SELLER NOTE AGREEMENT, dated as of December 3, 2024 (this “Amendment”), is entered into by and among Lakehouse BidCo Inc., a Delaware corporation (“Holdings”), Lakehouse Buyer Inc., a Delaware corporation (the “Borrower”), each Subsidiary Guarantor party hereto and American Water Enterprises, LLC, a Delaware limited liability company (the “Lender”).
RECITALS
WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors and the Lender have entered into that certain Secured Seller Note Agreement, dated as of December 9, 2021 (as supplemented by that certain Joinder Agreement, dated as of January 6, 2022, as modified by that certain Limited Waiver, dated as of April 27, 2022, as amended by that certain Amendment No. 1, dated as of February 2, 2024, and as further amended, extended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time prior to the date hereof, the “Seller Note Agreement”; the Seller Note Agreement, as amended by this Amendment, the “Amended Seller Note Agreement”);
WHEREAS, Section 8.02 of the Seller Note Agreement provides that Holdings, the Borrower and the Lender may amend provisions of the Seller Note Agreement pursuant to an agreement in writing; and
WHEREAS, the Borrower and Holdings have requested that the Lender consent to the amendments to the Seller Note Agreement as set forth in Section 2 below.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrower, the Subsidiary Guarantors and the Lender hereby agree as follows:
Section 1.Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Amended Seller Note Agreement has the meaning assigned to such term in the Amended Seller Note Agreement. The rules of construction specified in Section 1.02 of the Amended Seller Note Agreement also apply to this Amendment.
Section 2.Amendment to the Seller Note Agreement.
Effective as of the Amendment No. 2 Effective Date, Section 6.01(r) of the Credit Agreement is hereby amended by replacing the reference to “$75,000,000” therein with “$100,000,000”.
Section 3.Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which the following conditions have been satisfied or waived:
(a)The Lender (or its counsel) shall have received (i) from each Loan Party, either (A) a counterpart of this Amendment signed on behalf of such Loan Party or (B) written evidence satisfactory to the Lender (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment, and (ii) an executed copy, dated as of the date hereof, of an amendment to that certain Revolving Credit Agreement, dated as of December 9, 2021, among the Borrower, Holdings, the subsidiaries of Holdings party thereto, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

(b)The Borrower shall have paid all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including legal fees and expenses invoiced by Allen Overy Shearman Sterling US LLP (in its capacity as legal counsel to the Lender) at least two Business Days prior to the Amendment No. 2 Effective Date.
Section 4.Representations and Warranties. Each Loan Party represents and warrants to the Lender, as of the Amendment No. 2 Effective Date and after giving effect to this Amendment:
(a)each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, with the same effect as though made on and as of such date; except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;
(b)the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;
(c)this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing;
(d)the execution and delivery of this Amendment by each Loan Party party hereto, the performance by such Loan Party hereof and the transactions contemplated by this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) for filings necessary to perfect Liens created pursuant to the Loan Documents and (C) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (ii) will not violate (1) such Loan Party’s Organizational Documents or (2) any Requirement of Law applicable to Holdings or the Borrower which, in the case of this clause (ii)(2), could reasonably be expected to have a Material Adverse Effect, and (iii) will not violate or result in a default under any material Contractual Obligation of any such Loan Parties which violation or default could reasonably be expected to result in a Material Adverse Effect;
(e)as of the Amendment No. 2 Effective Date, immediately prior to giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing, and (ii) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;
(f)since the Closing Date, there has been no event or condition that has resulted, or would reasonably be expected to result, in a Material Adverse Effect;
(g)as of the Amendment No. 2 Effective Date, all information (other than (i) forecasts, financial estimates, other forward-looking information and/or (ii) projected information and information of a general economic or industry-specific nature) concerning Holdings and the Borrower that was prepared by or on behalf of Holdings or the Borrower or their respective representatives and made available to the Lender in connection with the transactions contemplated hereby on or before the Amendment No. 2 Effective Date, when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time prior to the Amendment No. 2 Effective Date);
(h)as of the Amendment No. 2 Effective Date, immediately after giving effect to the transactions contemplated hereby, (i) the sum of the debt (including contingent liabilities) of Holdings and its Subsidiaries, on a consolidated basis taken as a whole, does not exceed the fair value of the assets of Holdings and its Subsidiaries, on a consolidated basis taken as a whole, (ii) the present fair saleable value of the assets of Holdings and its Subsidiaries, on a consolidated basis taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of Holdings and its Subsidiaries, on a consolidated basis taken as a whole, on their debts as they become absolute and matured, (iii) the capital of Holdings and its Subsidiaries, on a consolidated basis taken as a whole, is not unreasonably small in relation to the business of Holdings and its Subsidiaries, on a consolidated basis taken as a whole, contemplated as of the Amendment No. 2 Effective Date, and (iv) Holdings and its Subsidiaries, on a consolidated basis taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For purposes of the foregoing determination, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability; and
(i)on the Amendment No. 2 Effective Date, not more than 25% of the value of the assets of Holdings, and its Subsidiaries, taken as a whole, is represented by Margin Stock.
Section 5.Further Acknowledgments.
(a)The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations (for the avoidance of doubt, after giving effect to the transactions contemplated hereby) with respect to the Loan provided hereby and (ii) all such Obligations shall be entitled to the benefits of the Collateral Documents and the Loan Guaranty, (B) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect and (C) the Obligations, together with all fees, costs, expenses and other charges due and owing by the Borrower to the Lender under the Loan Documents as of the date hereof are unconditionally owing by the Borrower to the Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.
(b)Each Loan Guarantor acknowledges and agrees to each of the provisions of this Amendment. Each Loan Guarantor acknowledges and agrees that after giving effect to this Amendment, the Loan Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect and shall accrue to the benefit of the Lender and shall not be affected, impaired or discharged hereby or by the transactions contemplated by this Amendment.

(c)Each of the Borrower and each Loan Guarantor hereby acknowledges and agrees that neither the modification of the Seller Note Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.
Section 6.Governing Law. (a)    THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 8.10 AND 8.11 OF THE SELLER NOTE AGREEMENT ARE HEREBY INCORPORATED MUTATIS MUTANDIS AND SHALL APPLY HERETO.
Section 7.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity and enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 8.Miscellaneous.
(a)This Amendment may be manually or electronically executed in counterparts (and by different parties hereto on different counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign))), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lender constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by Holdings, the Borrower, the other Subsidiaries of Holdings party hereto and the Lender and when the Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.Effect of Amendment.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lender under the Seller Note Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Seller Note Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that this Amendment shall not constitute a novation of the Seller Note Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date or serve to effect a novation of the Obligations outstanding under the Seller Note Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Seller Note Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Seller Note Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Seller Note Agreement and the other Loan Documents specifically referred to herein.
(b)On and after the First Amendment Effective Date, each reference in the Seller Note Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Seller Note Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Seller Note Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Seller Note Agreement and the other Loan Documents.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.
LAKEHOUSE BIDCO INC.,
as Holdings
By: /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

LAKEHOUSE BUYER INC.,
as the Borrower
By: /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

AMERICAN WATER RESOURCES, LLC,
as a Subsidiary Guarantor
By: /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

PIVOTAL HOME SOLUTIONS, LLC,
as a Subsidiary Guarantor
By: /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

[Signature Page to Amendment No. 2]

AMERICAN WATER RESOURCES HOLDINGS, LLC,
as a Subsidiary Guarantor
By: /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

AMERICAN WATER RESOURCES OF TEXAS, LLC,
as a Subsidiary Guarantor
By: /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

AMERICAN WATER RESOURCES OF FLORIDA, LLC,
as a Subsidiary Guarantor
By:     /s/ JOSHUA COHEN
Name: Joshua Cohen
Title: Chief Financial Officer

[Signature Page to Amendment No. 2]

AMERICAN WATER ENTERPRISES, LLC, as the Lender
By: AMERICAN WATER WORKS COMPANY, INC., its sole member
By: /s/ DAVID M. BOWLER
Name: David M. Bowler
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2]